UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

EQUAL ENERGY LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Equal Energy Ltd.

Meeting Type: Special Meeting of Shareholders

Cusip: 293 90Q 109 – Common Shares

ISIN: CA29390Q1090

Exchange: TSX: EQU, NYSE: EQU

Record Date: June 8, 2014

Mailing Date: June 12, 2014

Proxy Cut-Off: July 4, 2014 at 2:00 p.m. (Calgary time)

But note that July 4, 2014 is a holiday in the U.S.

Meeting Date: July 8, 2014 at 10:30 a.m. (Calgary Time)

Transfer Agent: Olympia Trust Company

In-bound Script

Thank you for calling the Equal Energy Ltd. enquiries line, my name is <name> how may I help you today? <Answer questions> Can I speak to you briefly about the proposed plan of arrangement with Petroflow Energy Corporation and how it may affect your investment in Equal Energy?

IF YES	IF NO

As you may be aware, Equal Energy will be holding a Special Meeting of Shareholders on July 8, 2014 where shareholders are being asked to approve a plan of arrangement with Petroflow Energy Corporation.

Under this arrangement, shareholders will receive cash in the amount of USD$5.43 per Equal share. This represents a 56% premium prior to the day Equal announced it was pursuing strategic alternatives, and a 23% premium prior to the day Equal announced the company was negotiating a transaction.

Shareholders are also being asked to vote on a non-binding, advisory proposal to approve the compensation that will become payable to Equal’s named executive officers in connection with the completion of the Arrangement.

We’re hoping that we can count on your support for these initiatives.

IF YES: Thank you for your time. Please ensure that you vote your WHITE proxy FOR the plan of arrangement.

IF NO OR UNCERTAIN: ASK FOR REASONS AND NOTE THEM

Reasons to vote FOR the Arrangement:

•     Significant Premium: this arrangement represents a 56% premium prior to the day Equal announced it was pursuing strategic alternatives and a 23% premium prior to the day Equal announced the company was negotiating a transaction. This demonstrates that shareholders are receiving a healthy premium for their shares. This offer has also been deemed fair by a professional valuator.

•     Cash Consideration: the offer provides shareholders with immediate cash at a price significantly above Equal’s trading price immediately prior to pursuing strategic alternatives.

May I please give you our toll-free number if you have any questions?

Please Call:

North American Toll-Free:

1-866-581-1479

Outside North America:

1-416-867-2272

Fax Number:

1-866-545-5580

Email:

contactus@kingsdaleshareholder.com

You can also refer to these websites for more information:

www.equalenergy.ca

or

www.sedar.com

(see Equal Energy Ltd.)

Thank you for your time.

• Eligibility to Receive Dividends: under the arrangement, Equal shareholders are eligible to receive a dividend of USD$0.05 for each share they hold prior to the effective time of the arrangement.

•     Rigorous Process that Resulted in Maximum Value: Equal’s board undertook a rigorous process to ensure shareholder value was maximized. This included: forming a special committee of independent directors to consider strategic alternatives; communicating with 19 potential arm’s length bidders, entering into confidentiality agreements with seven, and receiving final proposals from two bidders; and accepting the proposal submitted by Petroflow, which was the superior bid. The other proposal – which was submitted by Montclair – was inferior not only in terms of price and other financial terms but also with respect to the conditions of the proposal.
The Board has recommended that Equal Energy shareholders vote your WHITE proxy IN FAVOUR of the plan of arrangement with Petroflow.

HOW TO VOTE:

Voting for Registered Shareholders:

•	Mail to:

Olympia Trust Company

Attention: Proxy Department

2300, 125 - 9th Avenue S.E.

Calgary, Alberta, T2G 0P6

•	Facsimile Vote: 1-403-265-1455. Complete the proxy form, ensuring that the form is signed and dated and fax both pages in a single transmission.

•	Internet Vote: https://secure.olympiatrust.com/proxy/

Note: If you have multiple registered holdings in the Corporation, you must vote each position separately.

Example:
	123456 9999 1000 123F45K JOHN DOE 123 MAIN STREET CALGARY AB T1A 1A1	* 123F45K would be your WEB VOTING ID NUMBER

•	Email Vote: Complete the proxy form, ensuring that the form is signed and dated and email to proxy@olympiatrust.com

•	In Person at the Meeting

Voting for Non-Registered Canadian Beneficial Shareholders (NOBOs and OBOs):

•	Telephone Vote: 1-800-474-7493 (English) 1-800-474-7501 (French)

•	Facsimile Vote: 905-507-7793 or 1-866-623-5305

•	Internet Vote: www.proxyvote.com enter the 12-digit control number

Voting for Non-Registered U.S. Beneficial Shareholders (NOBOs and OBOs):

•	Telephone Vote: 1-800-454-8683

•	Internet Vote: www.proxyvote.com

HOW TO OBTAIN THE CONTROL NUMBER:

Canadian Non-Objecting Beneficial Shareholders (NOBOs), Canadian Objecting Beneficial Shareholders (OBOs) and U.S. Beneficial Shareholders (NOBOs/OBOs)

•

If the shareholder has the Voting Instruction Form (VIF) that was sent together with the package of the Management Proxy Circular, the 12-digit Control Number can be found at the bottom of the first/front page of the VIF.

•

Alternatively, Canadian NOBOS/OBOs or U.S. Beneficial Shareholders can contact their brokers or financial institutions where their shares are held to obtain their 12-digit control number if they never received their proxy materials.

If you have any questions, we can be reached at 1-866-581-1479. Thank you for your time. Have a nice day/night.

Your vote is IMPORTANT. Please remember that your proxy must be voted by 2:00 p.m. (Calgary time) on July 4, 2014. If you have any questions, we can be reached at 1-866-581-1479. Thanks for your time. Goodbye.

 Remember: Speak slowly, especially when providing a phone number.

KEY: Agents– Please provide written comments whenever talking to a Shareholder.

If the Shareholder asks further question(s), please take their name, contact number (during regular business hours) and details concerning their question(s), and let them know you will forward their inquiry on to Equal Energy and a representative will be in touch with them shortly with a response to their question(s).

Additional Information

In connection with the Arrangement, Equal filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 11, 2014. The definitive proxy statement has also been filed on the Canadian SEDAR filing system at www.sedar.com, and is available on Equal’s website at www.equalenergy.ca The definitive proxy statement contains important information about the proposed Arrangement and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT. Investors and shareholders may obtain free copies of the definitive proxy statement and other documents filed with the SEC by Equal through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders may obtain free copies of the definitive proxy statement from Equal by telephone at (405) 242-6000, or by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, 73142 Attn: Investor Relations. Equal will furnish the finalized proxy statement to its shareholders when it is available.

Equal and its Directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Equal in connection with the Arrangement. Information regarding the interests of these Directors and executive officers in the Arrangement is included in the definitive information circular and proxy statement described above. Additional information regarding these Directors and executive officers is also included in Amendment No. 1 to Equal’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on April 29, 2014. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Equal by telephone at (405) 242-6000, or by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, 73142 Attn: Investor Relations.

Equal Energy Ltd.

Meeting Type: Special Meeting of Shareholders

Cusip: 293 90Q 109 – Common Shares

ISIN: CA29390Q1090

Exchange: TSX: EQU, NYSE: EQU

Record Date: June 8, 2014

Mailing Date: June 12, 2014

Proxy Cut-Off: July 4, 2014 at 2:00 p.m. (Calgary time)

But note that July 4, 2014 is a holiday in the U.S.

Meeting Date: July 8, 2014 at 10:30 a.m. (Calgary Time)

Transfer Agent: Olympia Trust Company

Out-bound Script

Hello, my name is <insert your name>, and I’m calling on a recorded line from Kingsdale Shareholder Services on behalf of Equal Energy Ltd. to speak with <insert shareholder name> about the proposed plan of arrangement with Petroflow Energy Corporation and how it may affect your investment in Equal Energy?

IF YES	IF NO

As you may be aware, Equal Energy will be holding a Special Meeting of Shareholders on July 8, 2014 where shareholders are being asked to approve a plan of arrangement with Petroflow Energy Corporation.

Under this arrangement, shareholders will receive cash in the amount of USD$5.43 per Equal share. This represents a 56% premium prior to the day Equal announced it was pursuing strategic alternatives, and a 23% premium prior to the day Equal announced the company was negotiating a transaction.

Shareholders are also being asked to vote on a non-binding, advisory proposal to approve the compensation that will become payable to Equal’s named executive officers in connection with the completion of the Arrangement.

We’re hoping that we can count on your support for these initiatives.

IF YES: Thank you for your time. Please ensure that you vote your WHITE proxy FOR the plan of arrangement.

IF NO OR UNCERTAIN: ASK FOR REASONS AND NOTE THEM

Reasons to vote FOR the Arrangement:

•     Significant Premium: this arrangement represents a 56% premium prior to the day Equal announced it was pursuing strategic alternatives and a 23% premium prior to the day Equal announced the company was negotiating a transaction. This demonstrates that shareholders are receiving a healthy premium for their shares. This offer has also been deemed fair by a professional valuator.

•     Cash Consideration: the offer provides shareholders with immediate cash at a price significantly above Equal’s trading price immediately prior to pursuing strategic alternatives.

May I please give you our toll-free number if you have any questions?

Please Call:

North American Toll-Free:

1-866-581-1479

Outside North America:

1-416-867-2272

Fax Number:

1-866-545-5580

Email:

contactus@kingsdaleshareholder.com

You can also refer to these websites for more information:

www.equalenergy.ca

or

www.sedar.com

(see Equal Energy Ltd.)

Thank you for your time.

•     Eligibility to Receive Dividends: under the arrangement, Equal shareholders are eligible to receive a dividend of USD$0.05 for each share they hold prior to the effective time of the arrangement.

•     Rigorous Process that Resulted in Maximum Value: Equal’s board undertook a rigorous process to ensure shareholder value was maximized. This included: forming a special committee of independent directors to consider strategic alternatives; communicating with 19 potential arm’s length bidders, entering into confidentiality agreements with seven, and receiving final proposals from two bidders; and accepting the proposal submitted by Petroflow, which was the superior bid. The other proposal – which was submitted by Montclair – was inferior not only in terms of price and other financial terms but also with respect to the conditions of the proposal.

The Board has recommended that Equal Energy shareholders vote your WHITE proxy IN FAVOUR of the plan of arrangement with Petroflow.

HOW TO VOTE:

Voting for Registered Shareholders:

•	Mail to:

Olympia Trust Company

Attention: Proxy Department

2300, 125 - 9th Avenue S.E.

Calgary, Alberta, T2G 0P6

•	Facsimile Vote: 1-403-265-1455. Complete the proxy form, ensuring that the form is signed and dated and fax both pages in a single transmission.

•	Internet Vote: https://secure.olympiatrust.com/proxy/

Note: If you have multiple registered holdings in the Corporation, you must vote each position separately.

Example:
	123456 9999 1000 123F45K JOHN DOE 123 MAIN STREET CALGARY AB T1A 1A1	* 123F45K would be your WEB VOTING ID NUMBER

•	Email Vote: Complete the proxy form, ensuring that the form is signed and dated and email to

proxy@olympiatrust.com

•	In Person at the Meeting

Voting for Non-Registered Canadian Beneficial Shareholders (NOBOs and OBOs):

•	Telephone Vote: 1-800-474-7493 (English) 1-800-474-7501 (French)

•	Facsimile Vote: 905-507-7793 or 1-866-623-5305

•	Internet Vote: www.proxyvote.com enter the 12-digit control number

Voting for Non-Registered U.S. Beneficial Shareholders (NOBOs and OBOs):

•	Telephone Vote: 1-800-454-8683

•	Internet Vote: www.proxyvote.com

HOW TO OBTAIN THE CONTROL NUMBER:

Canadian Non-Objecting Beneficial Shareholders (NOBOs), Canadian Objecting Beneficial Shareholders (OBOs) and U.S. Beneficial Shareholders (NOBOs/OBOs)

•

If the shareholder has the Voting Instruction Form (VIF) that was sent together with the package of the Management Proxy Circular, the 12-digit Control Number can be found at the bottom of the first/front page of the VIF.

•

Alternatively, Canadian NOBOS/OBOs or U.S. Beneficial Shareholders can contact their brokers or financial institutions where their shares are held to obtain their 12-digit control number if they never received their proxy materials.

If you have any questions or require further assistance in voting your proxy, we can be reached at 1-866-581-1479. Thanks for your time. Goodbye.

Your vote is IMPORTANT. Please remember that your proxy must be voted by 2:00 p.m. (Calgary time) on July 4, 2014. If you have any questions or require further assistance in voting your proxy, we can be reached at 1-866-581-1479. Thank you very much for your time. Have a nice day/night!

Answering Machine Message:

“Hello, this message is for <insert shareholder name>. This is <insert your name>, and I’m calling concerning your investment in Equal Energy Ltd. I am calling on behalf of the Board of Equal Energy Ltd. who wants you to vote your WHITE proxy FOR the plan of arrangement. Your support is important; please vote your proxy no later than 2:00 p.m. (Calgary time) on July 4, 2014. If you have any questions or require further assistance, we can be reached toll-free at 1-866-581-1479. Thank you for your time. Goodbye!”

Remember: Speak slowly, especially when providing a phone number.

KEY: Agents – Please provide written comments whenever talking to a Shareholder.

If the Shareholder asks further question(s), please take their name, contact number (during regular business hours) and details concerning their question(s), and let them know you will forward their inquiry on to Equal Energy and a representative of Equal Energy will be in touch with them shortly with a response to their question(s).

Additional Information

In connection with the Arrangement, Equal filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 11, 2014. The definitive proxy statement has also been filed on the Canadian SEDAR filing system at www.sedar.com, and is available on Equal’s website at www.equalenergy.ca The definitive proxy statement contains important information about the proposed Arrangement and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT. Investors and shareholders may obtain free copies of the definitive proxy statement and other documents filed with the SEC by Equal through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders may obtain free copies of the definitive proxy statement from Equal by telephone at (405) 242-6000, or by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, 73142 Attn: Investor Relations. Equal will furnish the finalized proxy statement to its shareholders when it is available.

Equal and its Directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Equal in connection with the Arrangement. Information regarding the interests of these Directors and executive officers in the Arrangement is included in the definitive information circular and proxy statement described above. Additional information regarding these Directors and executive officers is also included in Amendment No. 1 to Equal’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on April 29, 2014. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Equal by telephone at (405) 242-6000, or by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, 73142 Attn: Investor Relations.

Vote your WHITE proxy FOR the Plan of Arrangement

Equal Energy Ltd.

Special Meeting of Shareholders

Cusip #: 293 90Q 109

ISIN #: CA29390Q1090

Exchange: TSX: EQU, NYSE: EQU

Record Date: June 8, 2014

Mailing Date: June 12, 2014

Proxy Cut-Off: July 4, 2014 at 2:00 p.m. (Calgary time)

But note that July 4, 2014 is a holiday in the U.S.

Meeting Date: July 8, 2014 at 10:30 a.m. (Calgary Time

Meeting Location: Wildrose South Ballroom at the Sheraton Suites Calgary Eau Claire, 255 Barclay Parade Southwest, Calgary, Alberta

Transfer Agent: Olympia Trust Company

Proxy Solicitation Agent: Kingsdale Shareholder Services

Questions & Answers

About Equal Energy Ltd.: Equal Energy is an oil and gas exploration and production company based in Oklahoma City, Oklahoma. Its oil and gas assets are centered on the Hunton liquids-rich natural gas property in Oklahoma. Its shares are listed on the New York Stock Exchange and the Toronto Stock Exchange under the symbol (EQU), and its convertible debentures are listed on the Toronto Stock Exchange under the symbols EQU.DB.B.

Q: What type of meeting is it?

A: It is a Special Meeting of Shareholders to be held at 10:30 a.m. (Calgary time) on July 8, 2014 at the Wildrose South Ballroom at the Sheraton Suites Calgary Eau Claire, 255 Barclay Parade Southwest, Calgary, Alberta. At this meeting, shareholders will be asked to approve a plan of arrangement with Petroflow Energy Corporation.

Q: What is the purpose of this meeting?

A: The purpose of this meeting is to:

1.)	Consider and vote on a proposed plan of arrangement with Petroflow Energy Corporation;

2.)	Vote on a non-binding, advisory proposal to approve the compensation that will become payable to Equal’s named executive officers in connection with the completion of the Arrangement; and

3.)	Transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

Q: What are the Resolutions?

A: The resolutions are as follows:

1.)	Consider and vote on a proposed plan of arrangement with Petroflow Energy Corporation; and

2.)	Vote on a non-binding, advisory proposal to approve the compensation that will become payable to Equal’s named executive officers in connection with the completion of the Arrangement.

Q: Why should I vote FOR the Arrangement?

A: There are several reasons to vote FOR the arrangement, including:

•

Significant Premium: this arrangement represents a 56% premium prior to the day Equal announced it was pursuing strategic alternatives and a 23% premium prior to the day Equal announced the company was negotiating a transaction. This demonstrates that shareholders are receiving a healthy premium for their shares. This offer has also been deemed fair by a professional valuator.

•	Cash Consideration: the offer provides shareholders with immediate cash at a price significantly above Equal’s trading price immediately prior to pursuing strategic alternatives.

•	Eligibility to Receive Dividends: under the arrangement, Equal shareholders are eligible to receive a dividend of USD$0.05 for each share they hold prior to the effective time of the arrangement.

•

Rigorous Process that Resulted in Maximum Value: Equal’s board undertook a rigorous process to ensure shareholder value was maximized. This included: forming a special committee of independent directors to consider strategic alternatives; communicating with 19 potential arm’s length bidders, entering into confidentiality

Vote your WHITE proxy FOR the Plan of Arrangement

Prepared by:

agreements with seven, and receiving final proposals from two bidders; and accepting the proposal submitted by Petroflow, which was the superior bid. The other proposal – which was submitted by Montclair – was inferior not only in terms of price and other financial terms but also with respect to the conditions of the proposal.

Q: Why is this offer superior to Montclair’s proposed leveraged recapitalization?

A: Petroflow’s offer is superior to Montclair’s proposal both financially and in terms of the conditions attached:

•

Petroflow’s offer represents a 56% premium prior to the day Equal announced it was pursuing strategic alternatives, and a 23% premium prior to the day Equal announced the company was negotiating a transaction.

As a result, the board recommends shareholders vote their WHITE proxy FOR the plan of arrangement with Petroflow.

Q: Shouldn’t shareholders adopt Montclair’s proposal and undertake a leveraged recapitalization?

A: Montclair’s financial engineering proposal would require Equal to issue a significant amount of debt from outside its lending syndicate. This would weaken Equal’s balance sheet, thus increasing its risk and decreasing its optionality.

By contrast, the plan of arrangement with Petroflow allows Equal shareholders to realize an all-cash offer at a substantial premium to the price at which Equal was trading prior to the announcement it was pursuing strategic transactions. This all-cash offer also provides greater certainty of value than Montclair’s proposal.

Q: The process Equal Energy’s board followed to recommend in favour of Petroflow’s bid was not fair.

A: Equal Energy’s board undertook an extensive process to review the Company’s strategic alternatives. This included:

•	Forming a Special Committee of independent directors to consider a full range of strategic alternatives, including:

•

Continuing as a going concern, a management buyout, capital acceleration, a corporate sale, an increased return of capital to Equal Shareholders by a dividend distribution or share buyback, a foreign asset income trust, a master limited partnership, and an acquisition by an outside bidder.

•	Communicating with 19 potential arm’s length bidders, entering into confidentiality agreements with seven, and receiving final proposals from two bidders; and

•

Accepting the proposal submitted by Petroflow, which was the superior bid. The other proposal – which was submitted by Montclair – was inferior not only in terms of price and other financial terms but also with respect to the conditions of the proposal.

By doing this, Equal’s board has attempted to ensure that shareholder value is maximized. This process resulted in an offer from Petroflow that represents a 56% premium prior to the day Equal announced it was pursuing strategic alternatives and a 23% premium prior to the day Equal announced the company was negotiating a transaction. This offer has also been deemed fair by an independent valuator.

Q: Will I receive a dividend payment in connection with this arrangement?

A: Yes, a USD$0.05 dividend will be payable as at the arrangement’s conclusion.

Q: What percentage of votes is required to approve the arrangement?

A: The arrangement requires approval from 66 2/3% of votes cast by shareholders. In addition the arrangement requires approval from a simple majority (50% + 1) of votes cast, excluding the votes of those persons whose votes may not be included in determining minority approval of a business combination.

Q: Do I have any dissent rights?

A: The process for exercising dissent rights varies depending on whether the shareholder holds their shares as a registered or beneficial holder.

Vote your WHITE proxy FOR the Plan of Arrangement

Prepared by:

Registered Holders:

Registered Equal shareholders have a right to dissent in respect of the Arrangement Resolution and, if the Arrangement Resolution is passed, to be paid the fair value of their Equal Shares. The dissent procedures require that a registered Equal Shareholder who wishes to dissent must send to Equal a written objection to the Arrangement Resolution, which written objection must be received by Equal, c/o Stikeman Elliott LLP, 4300 Bankers Hall West, 888 – 3rd Street S.W., Calgary, AB, T2P 5C5, Attention: Geoffrey D. Holub, not later than 5:00 p.m. (Calgary time) on June 27, 2014 (or 5:00 p.m. (Calgary time) on the day that is five business days (as such term is defined in the Plan of Arrangement) immediately preceding the date that any adjournment or postponement of the Meeting is reconvened or held, as the case may be).

It is a condition to Petroflow and Petroflow Sub’s obligation under the Arrangement Agreement to complete the Arrangement that Equal Shareholders holding no more than 5% of the Equal Shares on a fully diluted basis shall have exercised Dissent Rights as at the Effective Time.

Beneficial Holders:

Persons who are beneficial owners of Equal Shares registered in the name of a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary who wish to dissent should be aware that only registered Equal Shareholders are entitled to dissent.

Accordingly, a non-registered Equal Shareholder desiring to exercise its Dissent Rights should make arrangements with the registered holder – namely, the broker, investment dealer, bank, trust company, custodian, nominee or other intermediary who is the registered holder of the shares – to dissent prior to the time the written objection to the Arrangement Resolution is required to be received by Equal or, alternatively, make arrangements for the registered holder to dissent on such holder’s behalf. A dissenting Equal Shareholder may only dissent with respect to all Equal Shares held on behalf of any one beneficial holder and registered in the name of such dissenting Equal Shareholder.

Q: How will Equal directors be voting their shares?

A: The directors and officers of Equal and its subsidiaries have signed lock-up and support agreements under which they have agreed to vote their Equal Shares in favour of the Arrangement.

As of May 15, 2014, such persons beneficially owned or controlled 848,814 Equal Shares, representing 2.4% of the issued and outstanding Equal Shares.

Q: Why should I vote for the Compensation Proposal vote when the Company is proposing a plan of arrangement?

A: The SEC has adopted rules that require Equal to seek a non-binding, advisory vote with respect to certain payments that will be made to Equal’s executive officers by Equal based on or otherwise relating to the arrangement. While non-binding in nature, Equal’s board will consider the affirmative vote of a majority of the votes cast on the Compensation Proposal by Equal Shareholders as advisory approval of the Compensation Proposal.

The board of directors of Equal unanimously recommends that Equal Shareholders vote FOR the arrangement related Compensation Proposal.

Q: What effect does the arrangement have on the outstanding options of Equal?

A: Under the Arrangement, each option to purchase Equal Shares (“Option”) outstanding immediately prior to the Effective Time (whether vested or unvested), shall be transferred from the holder of the Option (“Optionholder”) to Equal. Upon such transfer, if the Arrangement Consideration, expressed in Canadian dollars, in respect of each Option, exceeds the exercise price per Equal Share of such Option, the Optionholder will receive cash consideration equal to such difference, subject to applicable withholding taxes and deductions. Where the Arrangement Consideration, expressed in Canadian dollars, in respect of each Option, does not exceed the exercise price per Equal Share of such Option, the Optionholder will not receive any payment in respect of such Option. All Options will be cancelled immediately after transfer to Equal. Pursuant to the Arrangement Agreement, Equal has agreed to take all steps necessary or desirable to give effect to the foregoing, including entering into option cancellation agreements with each Optionholder in respect of all Options and to obtain necessary consents from Optionholders to the transfer and cancellation of the Options as described above.

Vote your WHITE proxy FOR the Plan of Arrangement

Prepared by:

Q: What is the recommendation of the board?

A: The board unanimously recommends shareholders vote FOR all resolutions, including the plan of arrangement with Petroflow.

Q: What is quorum for the meeting?

A: A quorum of Equal Shareholders is two or more persons present in person, each being an Equal Shareholder entitled to vote at the Meeting or a duly appointed proxy holder, and together holding or representing by proxy no less than 5% of the votes attaching to all outstanding Equal Shares.

Q: When is the Proxy Cut-off?

A: Please vote your shares FOR the plan of arrangement in advance of cut-off, July 4, 2014 at 2:00 p.m. (Calgary time). We ask that U.S. holders vote their shares by July 3, 2014 at the latest as July 4th is a holiday.

Vote your WHITE proxy FOR the Plan of Arrangement

Prepared by:

HOW TO VOTE:

Voting for Registered Shareholders:

•	Mail to:

Olympia Trust Company

Attention: Proxy Department

2300, 125 - 9th Avenue S.E.

Calgary, Alberta, T2G 0P6

•	Facsimile Vote: 1-403-265-1455. Complete the proxy form, ensuring that the form is signed and dated and fax both pages in a single transmission.

•	Internet Vote: https://secure.olympiatrust.com/proxy/

Note: If you have multiple registered holdings in the Corporation, you must vote each position separately.

Example:
	123456 9999 1000 123F45K JOHN DOE 123 MAIN STREET CALGARY AB T1A 1A1	* 123F45K would be your WEB VOTING ID NUMBER

•	Email Vote: Complete the proxy form, ensuring that the form is signed and dated and email to proxy@olympiatrust.com

•	In Person at the Meeting

Voting for Non-Registered Canadian Beneficial Shareholders (NOBOs and OBOs):

•	Telephone Vote: 1-800-474-7493 (English) 1-800-474-7501 (French)

•	Facsimile Vote: 905-507-7793 or 1-866-623-5305

•	Internet Vote: www.proxyvote.com enter the 12-digit control number

Voting for Non-Registered U.S. Beneficial Shareholders (NOBOs and OBOs):

•	Telephone Vote: 1-800-454-8683

•	Internet Vote: www.proxyvote.com

HOW TO OBTAIN THE CONTROL NUMBER:

Canadian Non-Objecting Beneficial Shareholders (NOBOs), Canadian Objecting Beneficial Shareholders (OBOs) and U.S. Beneficial Shareholders (NOBOs/OBOs)

•

If the shareholder has the Voting Instruction Form (VIF) that was sent together with the package of the Management Proxy Circular, the 12-digit Control Number can be found at the bottom of the first/front page of the VIF.

•

Alternatively, Canadian NOBOS/OBOs or U.S. Beneficial Shareholders can contact their brokers or financial institutions where their shares are held to obtain their 12-digit control number if they never received their proxy materials.

Vote your WHITE proxy FOR the Plan of Arrangement

Prepared by:

Proxy Solicitation Agent

The Exchange Tower

130 King Street West,

Suite 2950, P.O. Box 361

Toronto, Ontario M5X 1E2

North American Toll Free Phone: 1-866-581-1479

Email: contactus@kingsdaleshareholder.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

Additional Information

In connection with the Arrangement, Equal filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 11, 2014. The definitive proxy statement has also been filed on the Canadian SEDAR filing system at www.sedar.com, and is available on Equal’s website at www.equalenergy.ca The definitive proxy statement contains important information about the proposed Arrangement and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT. Investors and shareholders may obtain free copies of the definitive proxy statement and other documents filed with the SEC by Equal through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders may obtain free copies of the definitive proxy statement from Equal by telephone at (405) 242-6000, or by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, 73142 Attn: Investor Relations. Equal will furnish the finalized proxy statement to its shareholders when it is available.

Equal and its Directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Equal in connection with the Arrangement. Information regarding the interests of these Directors and executive officers in the Arrangement is included in the definitive information circular and proxy statement described above. Additional information regarding these Directors and executive officers is also included in Amendment No. 1 to Equal’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on April 29, 2014. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Equal by telephone at (405) 242-6000, or by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, 73142 Attn: Investor Relations.

Vote your WHITE proxy FOR the Plan of Arrangement

Prepared by: